                               FIRST AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment"), dated as of March 24, 2000, to FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of December 31, 1999, by and between NCO GROUP, INC., a Pennsylvania corporation ("NCO Group" or the "Borrower" and sometimes an "Obligor") and the Lenders listed on the signature pages hereto (together with other lenders party to the Credit Agreement from time to time pursuant to Section 11.9 of the Credit Agreement, and their successors and assigns, the "Lenders"), MELLON BANK, N.A., a national banking association ("Mellon") for itself and as Administrative Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

         WHEREAS, the parties wish to amend the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the Borrowers and the Lenders agree that the Credit Agreement is hereby amended as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment will have the meanings that the Credit Agreement gives to those terms. The Credit Agreement defines the term "Stock Payment" as follows:

            "Stock Payment" by any Person shall mean any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock (or warrants, options or rights therefor) of such Person, including but not limited to any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock (or warrants, options or rights therefor) of such Person, in each case regardless of whether required by the terms of such capital stock (or warrants, options or rights) or any other agreement or instrument.

         2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

            a. Section 6.6, page 41, Dividends and Related Distributions. The section is amended to read in its entirety as follows:

            Dividends and Related Distributions. No Obligor shall declare or make any Stock Payment, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except that
            (a) one Obligor may make a Stock Payment to another Obligor and (b) during the year 2000, NCO Group may spend up to $20,000,000 of its cash on hand (approximately $55,000,000 as of the date of the First Amendment to the Credit Agreement) to repurchase shares of its common stock provided that (1) NCO Group will not fund the repurchases, directly or indirectly, with the proceeds of RC Loans and (2) no Default or Event of Default will exist at the time of any share repurchase or result from the share repurchase.

         3. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

            a. Credit Agreement. Each of the representations and warranties contained in the Credit Agreement is accurate on and as of the date hereof.

            b. No Defaults. As of the date hereof, no Default or Event of Default exists.

         4. Continuing Effectiveness of Credit Agreement. Except as amended hereby, the Credit Agreement remains in full force and effect.


                         [Signatures begin on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        NCO GROUP, INC.


                                        By:____________________________________
                                           Michael J. Barrist,
                                           President and Chief Executive Officer






           [Signature page to First Amendment to NCO Credit Agreement]

                                        MELLON BANK, N.A.,
                                        for itself and as Administrative Agent



                                        By:_____________________________________
                                           Liam M. Brickley
                                           Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        PNC BANK, NATIONAL ASSOCIATION



                                        By:_____________________________________
                                           Robert Giannone
                                           Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        BANK OF AMERICA



                                        By:_____________________________________
                                           Michael J. McKenney
                                           Managing Director






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        FIRST UNION NATIONAL BANK



                                        By:_____________________________________
                                           Joan Anderson
                                           Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        SUNTRUST BANK, ATLANTA



                                        By:_____________________________________
                                           Daniel S. Komitor
                                           Vice President


                                        By:_____________________________________
                                           Name:
                                           Title:






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By:_____________________________________
                                           J. Scott Jessup
                                           Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        NATIONAL CITY BANK OF PENNSYLVANIA



                                        By:_____________________________________
                                           Marissa Mignogna
                                           Assistant Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        SUMMIT BANK



                                        By:_____________________________________
                                           Gary W. Tyrell
                                           Vice President and Director






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        PROVIDENT BANK OF MARYLAND



                                        By:_____________________________________
                                           Jennifer L. Kissner
                                           Commercial Banking Officer






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        MANUFACTURERS AND TRADERS TRUST COMPANY



                                        By:_____________________________________
                                           Kevin B. Quinn
                                           Assistant Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        FLEET NATIONAL BANK



                                        By:_____________________________________
                                           Jeffrey Lynch
                                           Senior Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        CITIZENS BANK OF MASSACHUSETTS



                                        By:_____________________________________
                                           Michael G. Ouellet
                                           Assistant Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]

                                        CHEVY CHASE BANK, F.S.B.



                                        By:_____________________________________
                                           Robert Smith
                                           Vice President






           [Signature Page to First Amendment to NCO Credit Agreement]